SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 25, 2008

DRINKS AMERICAS HOLDINGS, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-55254-10	87-0438825
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

372 Danbury Road, Suite 163, Wilton, Connecticut 06897

Address of principal executive offices

Registrant's telephone number: (203) 762-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.  Other Events

Press Release Announcing Execution of a sales and master distribution agreement with Israel distributor

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.2	Press Release issued September 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2008

DRINKS AMERICAS HOLDINGS, LTD.

By:	/s/ J. Patrick Kenny
J. Patrick Kenny, President and CEO